EATON VANCE LOW DURATION GOVERNMENT INCOME FUND
Supplement to Summary Prospectus dated March 1, 2012
as revised November 13, 2012

The following replaces “CMBS Risk.” under “Principal Risks”:

CMBS Risk.  CMBS are subject to credit, interest rate, prepayment and extension risk.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage.  CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

December 11, 2012